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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 21, 1999
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572               73-1520922
(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)        Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1 - 7.      Not Applicable.

Item 8.           Change in Fiscal Year

                  On October 21, 1999, the Board of Directors of ONEOK, Inc. (the Company) authorized a change in the Company's fiscal year from a period beginning on September 1 and ending August 31 to a period beginning January 1 and ending December 31. The change will align the Company's fiscal year with a calendar year and with the fiscal year used by a majority of its peer companies. The Company will file the transition report on Form 10-K.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 21st day of October 1999.


                                             ONEOK, Inc.

                                    By:  /s/ Jim Kneale
                                        ----------------------------------------
                                             Jim Kneale
                                             Vice President, Chief Financial
                                             Officer, and Treasurer